THE RBB FUND, INC.

Robeco Investment Funds

 (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)

Supplement dated October 30, 2014

to the Institutional Class and Investor Class Prospectuses dated

December 31, 2013, as revised May 28, 2014

and to the Statement of Additional Information dated December 31, 2013 (“SAI”)

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.

At a Special Meeting of Shareholders held on September 17, 2014, a proposal to approve an Agreement and Plan of Reorganization between The RBB Fund, Inc. on behalf of Robeco Boston Partners International Equity Fund (the “Robeco Fund”) and John Hancock Disciplined Value International Fund, a new series of John Hancock Investment Trust (the “Acquiring Fund”) was approved by the shareholders of the Robeco Fund.  Under the agreement, the Robeco Fund transferred all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund to be distributed pro rata to shareholders of the Robeco Fund, in redemption of, and in exchange for the shares of the Robeco Fund.

The reorganization occurred as of the close of business on September 26, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.